                                 EXHIBIT 10.20
                   CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
                         FOR THE PORTIONS MARKED [***]


                                                                  CONFIDENTIAL


                            AGREEMENT BY AND BETWEEN
                        IMPERIAL CHEMICAL INDUSTRIES PLC
                                       AND
                           ARENA PHARMACEUTICALS, INC.


                                TABLE OF CONTENTS


                                                                            PAGE
Article I.        Definitions                                                 1
Article II.       Feasibility Study                                           4
Article III.      Exclusivity                                                 5
Article IV.       Payments to Arena                                           6
Article V.        Utilization of Data                                         7
Article VI.       Technology License                                          7
Article VII.      Royalty Payments                                            8
Article VIII.     Confidentiality                                            10
Article IX.       Patent Infringement And Enforcement                        11
Article X.        Representations And Warranties                             12
Article XI.       Indemnity                                                  12
Article XII.      Termination                                                13
Article XIII.     Relationship of the Parties                                14
Article XIV.      Miscellaneous Provisions                                   14
Signature Blocks                                                             18
Appendices                                                      A-1 through A-5


                                 --PLEASE NOTE--

           Provisions Within This Agreement Are Deemed "CONFIDENTIAL"
                  In Accordance With The Terms of Article VIII.

           Reviewers are advised to confirm with their attorney as to any obligations and/or requirements regarding review of this Agreement.

                                                                  CONFIDENTIAL

                                   AGREEMENT

     This Agreement ("Agreement") is effective as of June 15, 2001 ("Effective Date") by and between IMPERIAL CHEMICAL INDUSTRIES PLC, having a place of business at London SWIP 3JF, United Kingdom ("ICI") and ARENA PHARMACEUTICALS, INC., having a place of business at 6166 Nancy Ridge Drive, San Diego, California, 92121 USA ("Arena").

     WHEREAS, ICI is a company which produces specialty products including fragrances, flavors and food ingredients;

     WHEREAS, Arena is a biopharmaceutical organization focused on the development and use of its proprietary technology for discovery of modulators of G protein-coupled receptors;

     WHEREAS, ICI desires to collaborate with Arena to identify broad-spectrum modulators of specific G protein-coupled receptors to enhance the discovery processes in the fragrances, flavors and food industry;

     WHEREAS, Arena and ICI each desire to enter into this Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ICI and Arena hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     Unless otherwise specifically provided herein, the following terms shall have the following meanings:

"AFFILIATE" when used with reference to a specified person, any person or entity directly or indirectly controlling, controlled by or under common control with the specified person, means the direct or indirect ownership of at least 50% of the outstanding voting securities of an entity.

"ANNUAL" means the period between January 1 and December 31, inclusive.

"ARENA" means Arena and its Affiliates, excluding Aressa Pharmaceuticals, Inc.

"ARENA ACTIVATION TECHNOLOGY" means an Arena proprietary approach to altering a region of a G Protein-Coupled Receptor to cause, enhance or stabilize constitutive activation of the altered receptor.

"ARENA PATENT RIGHTS" means all present and/or future patents (including inventor's certificates) and all present and/or future applications (including provisional applications) therefor throughout the world as the case may be, and substitutions, extensions, reissues,


                                       1
                                  CONFIDENTIAL

                                                                  CONFIDENTIAL

renewals, divisions, continuations, or continuation-in-part thereof or therefor, owned or controlled (either fully or partially) by Arena, or under which Arena may grant licenses or sublicenses, to the extent they are directed to (1) Arena Activation Technology and/or (2) CART Activated Receptor(s) and/or (3) Screening Assay(s) and/or (4) CART Identified Ingredient(s). It is understood that ICI Patent Rights shall be excluded from the scope of Arena Patent Rights. A list of Arena Patent Rights shall be attached hereto as APPENDIX B1 as of the Effective Date and Arena shall update APPENDIX B1 from time to time during the terms of this Agreement by sending ICI such updated APPENDIX B1 and also the updated APPENDIX B1 as of the end of December in each year within one (1) month after such date.

"BEST REASONABLE COMMERCIAL EFFORTS" means efforts to achieve a designated objective, which efforts are based upon reasonably prudent business factors and considerations.

"CART ACTIVATED RECEPTOR(S)" means a Sensory GPCR to which Arena Activation Technology has been applied, and which has reached a level of activity such that its use in an assay results in a signal to noise ratio that predicts its utility in an Enabled Screening Assay.

"CART IDENTIFIED INGREDIENT(S)" means an ingredient, and/or a Derivative of a CART Identified Ingredient, that has been identified from ICI Library Ingredient(s) as a modulator of a CART Activated Receptor(s).

"INGREDIENT DISCOVERED DURING THE FEASIBILITY STUDY" or "INGREDIENT DISCOVERED DURING THE EXCLUSIVITY PERIOD" means a CART Identified Ingredient.

"DERIVATIVE" and "DERIVATIVES" of a first ingredient means an ingredient having the same core structure as the first ingredient.

"EC50 Value" means the concentration of an ingredient that inhibits 50% of measured second messenger signal of a receptor.

 "ENABLED SCREENING ASSAY" means an Arena assay approach for Screening that has been validated based upon Successful Screening of a CART Activated Receptor.

"ENDOGENOUS" means naturally occurring.

"FIELD" means the [************************************************] uses of
CART Identified Ingredients for modulation of Sensory GPCRs; for purposes of clarity, the definition of Field includes, but is not limited to, [**********************].

"G PROTEIN-COUPLED RECEPTOR" and "GPCR" and "GPCRS" each mean Endogenous, human cell-surface receptor defined by having three (3) intracellular loops, three (3) extracellular loops, an amino terminus and a carboxy terminus.

"GUSTATORY GPCRS" means GPCRs primarily expressed within the human mouth, throat and stomach.


                                       2
                                  CONFIDENTIAL
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                                                                  CONFIDENTIAL

"IC50 VALUE" means the concentration of an ingredient that inhibits 50% of ligand binding to the receptor.

"ICI" means ICI and its Affiliates.

"ICI LIBRARY INGREDIENTS" shall mean chemical compounds that shall be provided to Arena by ICI during the term of this Agreement and in accordance with the requirements set forth in APPENDIX A.

"ICI PATENT RIGHTS" means all present and/or future patents (including inventor's certificates) and all present and/or future applications (including provisional applications) therefor throughout the world as the case may be, and substitutions, extensions, reissues, renewals, divisions, continuations, or continuation-in-part thereof or therefor, owned or controlled (either fully or partially) by ICI, or under which ICI may grant licenses or sublicenses, to the extent they are directed to ICI Library Ingredients It is understood that Arena Patent Rights shall be excluded from the scope of ICI Patent Rights. A list of ICI Patent Rights shall be attached hereto as APPENDIX B2 as of the Effective Date and ICI shall update APPENDIX B2 from time to time during the terms of this Agreement by sending Arena such updated APPENDIX B2 and also the updated APPENDIX B2 as of the end of December in each year, within one (1) month after such date.

"MEASURED RESPONSE" as used in the phrase "Successful Screening" means a signal measure based upon an assay end-point used to assess the signal.

"OLFACTORY GPCRS" means GPCRs primarily expressed within the olfactory region of a human.

"PARTY" means either Arena or ICI, as the case may be; "Parties" means both Arena and ICI.

"REVENUE" means [********************************************************
******************************************************************].

"SCREENING ASSAY" or "RECEPTOR SCREENING ASSAY" means the process of contacting a chemical compound with a CART Activated Receptor.

"SENSORY GPCRS" means Olfactory GPCRs and Gustatory GPCRs.

"SUCCESSFUL SCREENING" means that the results of the Screening have been positive whereby at least one molecule from ICI Library Ingredients that has been Screened reduces or enhances the Measured Response of the CART Activated Receptor by at least [******************] from the mean response of a screening plate that includes that compound.

"ARENA TECHNICAL INFORMATION" means all information, trade secrets, know-how, methods of manufacture, processes, documents and materials (excluding CART Activated Receptor(s) and Screening Assay(s)), related to CART Activated Receptor(s) and/or Screening Assay(s), and other proprietary information, whether patentable or unpatentable, including but not


                                       3
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL


limited to, improvements, that are owned or possessed by Arena, whether now existing or hereafter developed.

"ICI TECHNICAL INFORMATION" means all information, trade secrets, know-how, methods of manufacture, processes, documents and materials and other proprietary information, whether patentable or unpatentable, including but not limited to, improvements, that are owned or possessed by ICI, whether now existing or hereafter developed, directed to ICI Ingredients.

"TERRITORY" means the world.

"THIRD PARTY" means any person or entity other than ICI, ICI's Licensee(s) and Arena.


                                   ARTICLE II
                                FEASIBILITY STUDY

     2.1  FEASIBILITY STUDY.

          (a) Subject to the terms and conditions of this Agreement, Arena agrees to initiate a Feasibility Study within five (5) days after the date that ICI has made the Initial Payment in accordance with Section 4.1 of this Agreement. The Feasibility Study shall consist of the activities described in Sections 2.2 through 2.5 of this Agreement ("Feasibility Study"). The Feasibility Study will last for a period of six (6) months from the date the Feasibility Study is initiated by Arena ("Feasibility Period").

          (b) Except as expressly provided for in Article VI, ICI acknowledges and agrees that nothing in this Agreement provides any right, express or implied, to ICI to make, have made, use, have used, sell and/or have sold any CART Activated Receptor(s), any material covered by Arena Patent Rights and/or any process covered by Arena Patent Rights.

     2.2 ARENA TO SELECT SENSORY GPCRS AND DEVELOP CART ACTIVATED RECEPTOR(S). Arena, in consultation with ICI, agrees to use Best Reasonable Commercial Efforts to select at least [******] different Sensory GPCRs ("Selected Receptors") within thirty (30) days of receipt of the Initial Payment; to use Best Reasonable Commercial Efforts to apply Arena Activation Technology to Selected Receptors; and to use Best Reasonable Commercial Efforts to establish at least [***************************] for each of at least [*******] Selected
Receptors.

     2.3 DEVELOPMENT OF SCREENING ASSAYS. Arena agrees to use Best Reasonable Commercial Efforts to develop at least [*******] different Screening Assays with each Screening Assay incorporating at least [***************************] corresponding to each Selected Receptor ("Enabled Screening Assay").

     2.4 SCREENING ICI LIBRARY. For each Enabled Screening Assay, Arena shall use Best Reasonable Commercial Efforts for screening up to, but not exceeding, [*** ****************] ICI Library Ingredients. Arena agrees that it will not attempt to determine the chemical structure of any ICI Library Ingredients.


                                       4
                                  CONFIDENTIAL
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                                                                    CONFIDENTIAL


     2.5 CART IDENTIFIED INGREDIENT. For each CART Activated Receptor subject to screening, Arena shall use Best Reasonable Commercial Efforts to identify at least [** *****************************] and to determine the IC50 Value and/or
EC50 Value, whichever is applicable, with respect to such CART Identified Ingredient. Upon identification of each such CART Identified Ingredient, Arena shall provide Notice to ICI ("Identified Ingredient Notice").

     2.6 TECHNICAL INFORMATION TRANSFER. For each CART Activated Receptor that has been screened in accordance with Section 2.3 of this Agreement, Arena shall transfer to ICI a copy of all Arena Technical Information owned or possessed by Arena then applicable to ICI Library Ingredients subjected to a Screening Assay and/or with respect to any CART Identified Ingredient of Section 2.5. Arena agrees that the transfer of such Arena Technical Information to ICI under this
Section 2.6 shall be accomplished within thirty (30) days of each Identified Ingredient Notice.


                                   ARTICLE III
                                   EXCLUSIVITY

     3.1  EXCLUSIVITY PERIOD.

          (a) For a period of [*****************************] ("Exclusivity
Period"), beginning on the day after the end of the Feasibility Period, ICI shall have the exclusive right to request that Arena, in consultation with ICI, select up to, but not exceeding, an additional [******] different Sensory GPCRs for application thereto of the Arena Activation Technology ("Additional Selected Receptors"). In addition, during both the Feasibility Period and the Exclusivity Period, ICI shall have a right of first refusal on Arena projects to develop new Screening Assays for Sensory GPCRs within the Field, exercisable by sending written Notice to Arena ("Acceptance Notice") within [*********] days of the date that Arena gives Notice to ICI of any such projects.

          (b) Except as expressly provided for in Article VI, ICI acknowledges and agrees that nothing in this Agreement provides any right, express or implied, to ICI to make, have made, use, have used, sell and/or have sold any CART Activated Receptor, any material covered by Arena Patent Rights, and/or any process covered by Arena Patent Rights.

     3.2 ARENA TO SELECT SENSORY GPCRS AND DEVELOP CART ACTIVATED RECEPTOR(S). Arena, in consultation with ICI, agrees to use Best Reasonable Commercial Efforts to select the Additional Selected Receptors, within sixty (60) days after the commencement of the Exclusivity Period; to use Best Reasonable Commercial Efforts to apply Arena Activation Technology to each Additional Selected Receptor; and to use Best Reasonable Commercial Efforts to establish at least [*****************************] for each Additional Selected Receptor.

     3.3 DEVELOPMENT OF SCREENING ASSAYS. Arena agrees to use Best Reasonable Commercial Efforts to develop at least [*******] different Screening Assays with each Screening Assay incorporating at least [***************************] corresponding to each Additional Selected Receptor ("Additional Enabled Screening Assay").


                                       5
                                  CONFIDENTIAL
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                                                                  CONFIDENTIAL

     3.4 SCREENING ICI LIBRARY. For each Additional Enabled Screening Assay, Arena shall use Best Reasonable Commercial Efforts for screening up to, but not exceeding, [*****************] ICI Library Ingredients. Arena agrees that it will not attempt to determine the chemical structure of any ICI Library Ingredients.

     3.5 CART IDENTIFIED INGREDIENT. For each CART Activated Receptor subject to screening, Arena shall use Best Reasonable Commercial Efforts to identify at least [** *****************************] and to determine the
IC50 Value and/or EC50 Value, whichever is applicable, with respect to such CART Identified Ingredient. Upon identification of each such CART Identified Ingredient, Arena shall provide Identified Ingredient Notice to ICI.

     3.6 TECHNICAL INFORMATION TRANSFER. For each CART Activated Receptor that has been screened in accordance with Section 3.4 of this Agreement, Arena shall transfer to ICI a copy of all Arena Technical Information owned or possessed by Arena then applicable to ICI Library Ingredients subjected to a Screening Assay and/or with respect to any CART Identified Ingredient of Section 3.5. Arena agrees that the transfer of such Arena Technical Information to ICI under this
Section 3.6 shall be accomplished within thirty (30) days of each Identified Ingredient Notice.


                                   ARTICLE IV
                                PAYMENTS TO ARENA

     4.1 INITIAL PAYMENT. Within ten (10) days of the Effective Date, ICI shall pay to Arena a non-creditable, non-refundable fee in the amount of [********* **********************] ("Initial Payment").

     4.2 THREE INSTALLMENT PAYMENTS. ICI agrees that it shall pay to Arena three (3) non-creditable, non-refundable installment payments in the amount of [******* *********************] each on the following monthly anniversary dates:

          (a) the [******************] after the Effective Date;

          (b) the [**********************] day after the Effective Date; and

          (c) the [*************************] after the Effective Date.

In the event that any of the foregoing anniversary dates falls on a Saturday, Sunday or federal holiday ("Non-Business Day"), payment shall be made on the business day following such Non-Business Day.

     4.3 EXCLUSIVITY PERIOD COSTS. ICI shall fully reimburse Arena for the cost, including overhead at the rate of [**********************] of costs, ("Reimbursement Fees") associated with all the activities described in
Article III that are performed on behalf of ICI during the Exclusivity Period. ICI shall make payments to Arena quarterly for such Reimbursement Fees within thirty (30) days of the receipt of an invoice from Arena for the previous calendar quarter's Reimbursement Fees.

                                       6
                                  CONFIDENTIAL
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                                                                    CONFIDENTIAL


     4.4 ACCOUNTING. Arena shall maintain records in reasonable detail of all monies paid by Arena for work performed on behalf of ICI during the Exclusivity Period and shall provide ICI, within thirty (30) days of the end of Exclusivity Period, with a report stating the expenditures made by Arena to complete the activities defined in Article III, using Arena's standard project accounting procedures.


                                    ARTICLE V
                               UTILIZATION OF DATA

     5.1 ICI'S UTILIZATION. ICI shall have the exclusive right, excepting Arena, to use all data in the Field derived from the Feasibility Study and, when applicable, during the Exclusivity Period. ICI shall exclusively have and exclusively retain full right, title and interest in any and all patent rights to the inventions and/or discoveries in the Field related to the ICI Library Ingredients, including, but not limited to, CART Identified Ingredient(s).

     5.2 ARENA'S UTILIZATION. Arena shall exclusively have and exclusively retain the full right, title and interest in any and all data as well as any patent right to the inventions and/or discoveries derived from the Feasibility Study and/or during the Exclusivity Period including, but not limited to, Arena Activation Technology, CART Activated Receptors, Screening techniques and novel compounds discovered using these techniques.


                                   ARTICLE VI
                               TECHNOLOGY LICENSE

     6.1 ARENA LICENSE. In consideration for the agreement by ICI to make all applicable payments to Arena pursuant to Article IV, and conditioned upon the receipt by Arena of all applicable payments under Article IV, Arena grants to ICI with respect ONLY to the CART Identified Ingredients referred to in Sections
2.5 and 3.5, an exclusive right and license, exclusive even as to Arena, to make, have made, use, have used, further develop, improve and otherwise exploit in any manner, including the right to sub-license, the CART Identified Ingredients within the Field. IN the event that ICI sub-licenses any right hereunder , such sub-licensee shall agree to be subject to and bound by the terms and conditions of this Agreement, and ICI shall be responsible for ensuring that any such sub-licensee is subject to and bound by the terms and conditions of this Agreement.

     6.2 ARENA TECHNOLOGY. Subject to the terms and conditions of this Agreement, both Parties acknowledge and agree that Arena has exclusive ownership of the Arena Patent Rights and Technical Information as of the Effective Date and any improvement thereof hereafter discovered or developed by Arena.

     6.3 ICI TECHNOLOGY. Subject to the terms and conditions of this Agreement, both Parties acknowledge and agree that ICI has exclusive ownership of the ICI Patent Rights and ICI Technical Information as of the Effective Date and any improvement thereof hereafter discovered or developed by ICI.


                                       7
                                  CONFIDENTIAL
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                                                                    CONFIDENTIAL


                                   ARTICLE VII
                                ROYALTY PAYMENTS

     7.1  ROYALTY PAYMENT.

          (a) Subject to the provisions of Section 7.1(d), ICI shall pay to Arena for any and all CART Identified Ingredient(s) of ICI, or any Licensee of ICI, that incorporates an Ingredient Discovered During the Feasibility Study or an Ingredient Discovered During the Exclusivity Period, a royalty payment based on Annual Revenue of such CART Identified Ingredient(s) in the aggregate as set forth below; such royalty payment shall be made within three (3) months of December 31 for the Annual period to which the Annual Revenue applies:

               (1) [**************] of the portion of Annual Revenue between [*******] and [********]; and

               (2) [**************] of the portion of Annual Revenue between [********] and [********]; and

               (3) [****************] of the portion of Annual Revenue between [********] and [*********]; and

               (4) [***************] of the portion of Annual Revenue between [*********] and [*********]; and

               (5) [***************] of the portion of Annual Revenue between [*********] and [*********]; and

               (6) [**************] of the portion of Annual Revenue between [*********] and [*********].

The Parties agree that prior to the completion of the Feasibility Study, the Parties shall meet and shall determine, in good faith, reasonable royalty payments with respect to (i) Annual Revenue derived form the sale of a CART Identified Ingredient(s) by ICI to an organization owned and/or controlled by ICI, including, but not limited to, an ICI Affiliate, and (ii) Annual Revenue derived form the sale of a product containing a CART Identified Ingredient(s) by ICI to a Third Party and/or an organization owned and/or controlled by ICI, including, but not limited to, an ICI Affiliate.

          (b) ANNUAL REVENUE OVER [*********]. The Parties agree to negotiate in good faith a royalty to be paid by ICI to Arena which will apply to the Annual Revenue which exceeds [*********] in the aggregate.

          (c) REDUCED ROYALTY FEES. The royalty payment set forth in Section 7.1(a) shall be reduced by [***************] for any Ingredient Discovered During the Feasibility Study or Ingredient Discovered During the Exclusivity Period when such


                                       8
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                                                                    CONFIDENTIAL


ingredient was (i) in ICI development as of the Effective Date, and (ii) set forth on APPENDIX C.

          (d) CERTAIN INGREDIENTS NOT SUBJECT TO ROYALTY FEES. The royalty payment set forth in Section 7.1(a) shall not apply to ICI's existing ingredients which are listed on APPENDIX D, unless such an ICI existing ingredient listed on APPENDIX D becomes the subject of a pending or issued patent that includes Arena Technical Information. In that case, the royalty payment would be on sales above the existing level at the time of the patent application was filed.

     7.2 MINIMUM CUMULATIVE SALES. No ICI product that incorporates an Ingredient Discovered During the Feasibility Study or Ingredient Discovered During the Exclusivity Period shall be included in calculating the Annual Revenue until the cumulative sales of such product exceeds
[****************************].

     7.3 ADJUSTMENT OF ROYALTY PAYMENTS. Arena intends that ICI shall not be commercially disadvantaged from its competitors using similar functional ingredients arising from parallel technologies or developments as a result of royalty fee payments to Arena on particular CART Identified Ingredients, and that the annual ICI Trading Profit on the ingredient shall never be less than the annual Arena royalty fee on the ingredient.

In the event that ICI believes in good faith that the royalty provisions herein puts ICI at a commercial disadvantage by virtue of their competitors selling a similar functional ingredient to a particular CART Identified Ingredient, ICI may notify Arena and Arena will be open to discussing this issue on a case by case basis.

     7.4 ROYALTY TERM. ICI shall have a continuing obligation to make all payments set forth in this Article VII until the later expiration of (i) [******] years from the date that the cumulative sales by ICI exceeds [***********************] or (ii) the date that the last patent expires on an Ingredient Discovered During the Feasibility Study or Ingredient Discovered During the Exclusivity Period. This Section 7.4 shall survive the earlier termination of this Agreement.

     7.5 CHANGE OF CONTROL. In the event that ICI or one of its subsidiaries, disposes of all or part of one of its subsidiaries, businesses, or divisions, ICI and/or its successor shall guarantee the obligation of ICI and ICI's Licensee(s) to continue to make the payments to Arena specified under this Agreement.

     7.6 AUDIT. In order to verify the completeness and correctness of Revenue, ICI and any ICI Licensee(s) shall maintain up to date books and records and Arena shall each have the right to conduct, through independent Certified Public Accountants, at its own cost and at any reasonable time during business hours, not more often than once each Annual period for not more than [******] previous years, and upon reasonable prior Notice, an audit of the accounting procedures and records of ICI and any ICI Licensee(s) used in computing and calculating the royalty payment for Annual Revenue due hereunder. The auditor shall make available to ICI and Arena a report enumerating the period covered by the audit of Revenue computed and calculated by the auditor. The costs of such audit shall be borne by


                                       9
                                  CONFIDENTIAL
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                                                                    CONFIDENTIAL


ICI in the event that a discrepancy of more than [** **********] is discovered through such audit.

     7.7 NEITHER PARTY MAKES ANY REPRESENTATION TO THE OTHER THAT ANY CART IDENTIFIED INGREDIENT AND/OR PRODUCT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, TO THE OTHER WITH RESPECT TO ANY CART IDENTIFIED INGREIDIENT AND/OR PRODUCT.


                                  ARTICLE VIII
                                 CONFIDENTIALITY

     8.1 CONFIDENTIAL DISCLOSURE AGREEMENT. Each Party shall neither disclose to any Third Party any or all of the information disclosed by the other Party hereunder or any and all of the information ("Information") disclosed by the other Party under the "Agreement for the Disclosure of Confidential Information" effective on the 1st day of August, 2000 between Arena and ICI, nor permit any such Third Party to have access to such Information, nor use such Information for any purpose other than for the purpose of this Agreement, without the prior written consent of the other Party.

     8.2 EXCEPTIONS TO CONFIDENTIAL DISCLOSURE AGREEMENT. The receiving Party's obligations under Article 8.1 hereof shall not apply, with respect to any of such Information to the extent that the receiving Party can establish by competent proof that such Information:

          (a) is published, known publicly, or is already in the public domain at the time of receipt of it by the receiving Party;

          (b) is published, becomes known publicly or becomes a part of the public domain by publication or otherwise after the time of receipt of it by the receiving Party, except by breach of this Agreement by the receiving Party;

          (c) is obtained from a Third Party after the receipt of it by the receiving Party, provided, however, that said Third Party has not obtained it directly or indirectly from the disclosing Party;

          (d) is in the receiving Party's possession on the date of the receipt of it and was not acquired directly or indirectly from the disclosing Party; or

          (e) is subsequently developed by the receiving Party independent of the Information received hereunder, as evidenced by competent written records established by the receiving Party.


                                       10
                                  CONFIDENTIAL
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                                                                    CONFIDENTIAL


     8.3 EXCEPTIONS TO CONFIDENTIALITY. Notwithstanding anything to the contrary in this Agreement, the receiving Party shall be entitled to disclose Information (i) to the extent required by any applicable law or court order provided that the receiving Party furnishes the disclosing Party with written Notice of such request, in advance of any such disclosure of the Information, or (ii) to a government agency, or (iii) to a regulatory authority or other Third Party to whom disclosure is necessary for development of the CART Identified Compound in connection with product development, approval or registration of the CART Identified Compound and/or Product or (iv) to the extent required under the U.S. securities laws, NASDAQ Stock Market rules or stock exchange requirements.

The foregoing obligations of confidentiality shall survive for five (5) years after any termination or expiration of this Agreement. All terms and conditions of Article II, Article III, Article IV, Article V Article VI and Article VII of this Agreement are designated CONFIDENTIAL by Arena and ICI.


                                   ARTICLE IX
                       PATENT INFRINGEMENT AND ENFORCEMENT

     9.1 NOTIFICATION OF INFRINGEMENT. Each Party shall promptly provide Notice to the other of any infringement (of which it becomes aware) of the intellectual property rights contemplated by this Agreement, including patent rights on any CART Activated Receptor(s) and/or Screening Assay(s) and/or CART Identified Compound(s) and/or Product(s) by any Third Party and shall provide the other Party with any available evidence of such infringement of which the Party is aware.

     9.2  SUIT FOR INFRINGEMENT.

          (a) During the term of this Agreement, Arena shall be responsible for enforcement of the Arena Patent Rights including, but not limited to, the bringing of an action for patent infringement, selection of the forum for such action, counsel, settlement of any such action, and the costs devoted to such action. ICI agrees to provide reasonable assistance, except for financial assistance to Arena, in the enforcement of Arena Patent Rights and ICI may join such action as initiated by Arena with counsel at its own expense and seek its own damages and other relief. If within ninety (90) days of ICI's giving Notice to Arena of a Third Party infringement in the Territory Arena fails to institute the infringement suit that ICI reasonably feels is required, ICI may institute such infringement proceedings against said Third Party at its own expense and ICI shall have the right to receive all the amounts payable by said Third Party as a result of such proceedings.

          (b) In the event a claim of patent infringement is made against ICI by a Third Party in the Territory by reasons of ICI's commercial activities hereunder, ICI and Arena shall meet to analyze the infringement claim and avoidance of the same. If it is necessary to obtain an appropriate license from such a Third Party, the Parties shall, in negotiating such a license, make every effort to minimize the amount of license fees and/or royalties payable to such Third Party and (i) in case that such license is related to Arena Activation Technology, a CART Activated Receptor and/or an Enabled Screening Assay,


                                       11
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL


Arena shall be responsible for such license fees and/or royalties, (ii) in case that such license is related to a CART Identified Compound, and/or Product, ICI shall be responsible for a for such license fees and/or royalties.


                                    ARTICLE X
                          REPRESENTATION AND WARRANTIES

     10.1 REPRESENTATIONS AND WARRANTIES OF ICI. ICI represents and warrants to Arena as follows:

          (a) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of ICI enforceable in accordance with its terms.

          (b) The execution and delivery of this Agreement and the performance by ICI of its obligations hereunder will not contravene or result in the breach of the Corporate Charter or Bylaws of ICI or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument or understanding or, to the best of its knowledge, result in any violation of law, rule, regulation, statute, order or decree, to which ICI is a party or by which it or any of its property is subject.

     10.2 REPRESENTATIONS AND WARRANTIES OF ARENA. Arena represents and warrants to ICI as follows:

          (a) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of Arena enforceable in accordance with its terms.

          (b) The execution and delivery of this Agreement and the performance by Arena of its obligations hereunder will not contravene or result in the breach of the Certificate of Incorporation or Bylaws of Arena or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument or understanding or, to the best of its knowledge, result in any violation of law, rule, regulation, statute, order or decree, to which Arena is a party or by which it or any of its property is subject.


                                   ARTICLE XI
                                    INDEMNITY

     11.1 INDEMNIFICATION BY ICI. ICI will indemnify and hold harmless Arena and its Affiliates, employees, officers, directors, shareholders and agents (an "Arena Indemnified Party") from and against all liability, loss, damages, costs and expenses (including reasonable attorneys' fees) which an Arena Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by ICI of any agreement, covenant, representation or warranty of ICI contained in this Agreement, or (ii) negligence or omission of ICI.


                                       12
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL


     11.2 INDEMNIFICATION BY ARENA. Arena will indemnify and hold harmless ICI and its Affiliates, employees, officers, directors, shareholders and agents (an "ICI Indemnified Party") from and against all liability, loss, damages, costs and expenses (including reasonable attorneys' fees) which an ICI Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Arena of any agreement, covenant, representation or warranty of Arena contained in this Agreement, or (ii) negligence or omission of Arena.

     11.3 CONDITIONS TO INDEMNIFICATION. The obligations of the indemnifying Party under Sections 11.1 and 11.2 of this Agreement are conditioned upon the prompt Notice to the indemnifying Party of any of the aforementioned suits or claims in writing within fifteen (15) days after receipt of notice by the indemnified Party of such suit or claim. The indemnifying Party shall have the right to assume the defense of any such suit or claim unless, in the reasoned judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business, operations or assets of the indemnified Party, in which event the indemnified Party may participate in the defense of such suit or claim at its sole cost and expense. The provision for indemnification shall be void and there shall be no liability against a Party as to any suit or claim for which settlement or compromise or an offer of settlement or compromise is made without the prior consent of the indemnifying Party.


                                   ARTICLE XII
                                   TERMINATION

     12.1 BREACH. Failure by either Party to comply with any of its material obligations contained in this Agreement shall entitle the other Party to give Notice to the Party in default specifying the nature of the default and requiring it to cure such default. If such default is not cured within one (1) month after receipt of such Notice, the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, to terminate this Agreement and the licenses granted to the breaching Party hereunder with immediate effect by giving Notice of such termination. The right of either Party to terminate this Agreement as herein provided shall not be affected in any way by its waiver of, or failure to take action with respect to, any previous default.

     12.2 DURATION OF THIS AGREEMENT.

          (a) This Agreement shall become effective from the Effective Date and continue to be in effect until expiration of ICI's obligation of royalty payment hereunder. Thereafter, all licenses or sublicenses granted hereunder shall become fully paid-up irrecoverable license.

          (b) Either Party shall be entitled to terminate this Agreement in the event of:

               (1) insolvency of the other Party or commencement of bankruptcy proceedings by such Party; or


                                       13
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL


               (2) dissolution of the other Party by that Party, or liquidation of such Party by that Party.

          (c) The Parties agree that in the event that ICI sublicenses any of the rights granted to it under this Agreement to a Third Party, such sublicense shall include provisions whereby if such sublicensee(s) becomes insolvent, commences bankruptcy proceedings, dissolves, and/or liquidates its assets, any and all rights granted by ICI to such sublicensee(s) shall automatically revert back to ICI.

     12.4 ACCRUED RIGHTS; SURVIVING OBLIGATIONS. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination or expiration, nor shall such termination or expiration relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.


                                  ARTICLE XIII
                           RELATIONSHIP OF THE PARTIES

     Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between the Parties. All activities by each Party hereunder shall be provided as an independent contractor. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.


                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

     14.1 The Parties acknowledge and agree that any and all payments to be made by ICI to Arena under this Agreement are to be (i) in United States Dollars and
(ii) in full as indicated. The Parties acknowledge and agree that the Product Revenue rates and terms in Article VII under this Agreement are in terms of United States Dollars.

     14.2 LIMITATIONS ON ASSIGNMENT. Neither this Agreement nor any interest hereunder shall be assignable or transferable by ICI without the prior written consent of Arena, which consent shall not be unreasonably withheld.

     14.3 FURTHER ACTS AND INSTRUMENTS. Each Party hereto agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

     14.4 ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement of the Parties and supersedes any and all prior negotiations, correspondence, understandings, letters of intent, term sheets and agreements between the Parties respecting the subject matter hereof. This Agreement may be amended or modified or one or more provisions hereof waived only by a written instrument signed by the Parties.


                                       14
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                                                                    CONFIDENTIAL


     14.5 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded.

     14.6 INTERPRETATION. The Parties expressly and intentionally waive all rights and benefits which they now have or in the future may have under the principle of contra proferentem, which provides that "the language of a contract should be interpreted most strongly against the party who caused the uncertainty to exist," as stated in California Civil Code Section 1654. Moreover, the Parties agree that this entire Agreement, and each provision hereof, shall be deemed to have been drafted jointly by the Parties. This contract shall be construed as a whole and in accordance with its fair meaning. In interpreting this Agreement, any gender shall be deemed to include the other gender, the singular includes the plural, and vice versa, as the context may require. The headings and captions to this Agreement are for convenience only and are to be of no force or effect in construing or interpreting the provisions of this Agreement.

     14.7 FORCE MAJEURE. Neither Party shall be liable to the other Party for loss or damages, or have any right to terminate this Agreement for any default or delay, attributable to any act of God, flood, fire, explosion, breakdown or plant strike, lockout, labor dispute, casualty, accident, war, revolution, civil commotion, act of a public enemy, blockage, embargo, injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or subdivision, authority or representative of any government, or any other cause beyond the reasonable control of such Party.

     14.8 NO TRADE NAME OR TRADEMARK LICENSE.

          (a) No right, express or implied, is granted by this Agreement to ICI, ICI collaborators or ICI's Licensees to use in any manner the name "Arena," "Arena Pharmaceuticals," "CART" or any trade name or trademark of Arena in any business dealing which is not directly connected with the performance of this Agreement; provided, however, that ICI shall have the right to use or disclose the name Arena only to the extent and the manner as may be required by law.

          (b) No right, express or implied, is granted by this Agreement to Arena, Arena collaborators or Arena licensees to use in any manner the name "ICI" or any trade name or trademark of ICI in any business dealing which is not directly connected with the performance of this Agreement; provided, however, that Arena shall have the right to use or disclose the name ICI only to the extent and the manner as may be required by law.

          (c) During the term of this Agreement, the Parties may issue a press release regarding the acceptance of this Agreement by the Parties with prior written consent of the other Party on the contents of such release, which consent shall not be unreasonably withheld (it is not necessary to obtain the consent of the other Party for disclosing the information regarding this Agreement which a Party is required by law to disclose).

     14.9 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed under applicable federal law of the United States of America and the laws of the State of California, excluding any conflict of law provisions. Each Party consents to


                                       15
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                                                                    CONFIDENTIAL


the service of process by personal service or any manner in which Notices may be delivered hereunder in accordance with Section 14.12. The Parties further agree that any dispute resolution under this Section 14.9 shall take place in San Diego, California (U.S.A.). Each Party hereby expressly waives any and all objections it may have to venue, including, without limitation, the inconvenience of such forum, in any of such courts.

     14.10 EXPENSES. Except as otherwise provided herein, each Party hereto shall bear its legal and other expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

     14.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.12 NOTICE. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon deposit with the United States Post Office registered or certified mail, postage prepaid, or upon deposit with an internationally recognized express courier with proof of delivery, postage prepaid and addressed to the Party to be notified at the address or addresses indicated below, or upon the date of fax transmission of such notice (with proof of such fax transmission established by the sender's fax receipt) using the fax numbers listed below, or at such other address or fax number as such Party may designate by ten (10) days' advance written notice to the other Party with copies to be provided as follows:

          IF TO ICI, ADDRESSED TO:
                  Imperial Chemical Industries PLC
                  ICI Group Headquarters
                  London, SWIP 3JF, UK
                  Attention:
                  Fax: (202) 293-4198
                  with a copy to:
                  Address:

                  Fax:


                 [THE REST OF THIS PAGE IS INTENTIONALLY BLANK]






                                       16
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                                                                    CONFIDENTIAL


          IF TO ARENA, ADDRESSED TO:
                  Arena Pharmaceuticals, Inc.
                  6166 Nancy Ridge Drive
                  San Diego, CA 92121 USA
                  Attention:       Jack Lief
                                   President & CEO
                  Fax: (858) 453-7210
                  with a copy to:  General Counsel
                  Address:         same as above
                  Fax:             same as above

     14.13 APPENDICES AND EXHIBITS. All appendices and exhibits to which reference is made are deemed incorporated in full in this Agreement, whether or not actually attached.

     14.14 SURVIVING OBLIGATIONS. The following Articles and Sections shall survive any termination or expiration of this Agreement: Article I (Definitions); Article V (Utilization of Data) Article VIII (Confidentiality);
Article IX (Patent Infringement and Enforcement); Article X (Representations and Warranties); Article XI (Indemnity); and Sections 6.2, 7.4, 7.7, 14.2, 14.3, 14.8, 14.9, 14.12 and 14.14.

                 [THE REST OF THIS PAGE IS INTENTIONALLY BLANK]

















                                       17
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                                                                    CONFIDENTIAL


     WHEREUPON, the Parties have caused this Agreement to be executed by their duly authorized agents, as of the dates listed below.


------------------------------------------------- -------------------------------------------
IMPERIAL CHEMICAL INDUSTRIES PLC                        ARENA PHARMACEUTICALS, INC.
------------------------------------------------- -------------------------------------------
By:  /s/ Robert Wynne Toleman Turner                    By:   /s/ Richard P. Burgoon, Jr.
     -------------------------------                          --------------------------
Name:    Robert Wynne Toleman Turner                    Name:     Richard P. Burgoon, Jr.
Title:   Duly Authorized Signatory                      Title:    Sr. Vice President, Operations
                                                                  General Counsel & Secretary

Date:  24 May 2001                                      Date:  13 June 2001
       -----------                                             -------------

------------------------------------------------- -------------------------------------------


                                       18
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                                                                    CONFIDENTIAL






                                   APPENDIX A
                      ICI LIBRARY INGREDIENTS REQUIREMENTS




















                                      A-1
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL

























                                      A-2
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL



                                   APPENDIX B1
                               ARENA PATENT RIGHTS

                                    ATTACHED


















                                      A-3
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL


                               ARENA PATENT RIGHTS




US SERIAL NO.                       FILING DATE               PUBLICATION

09/060,188                          4/14/98                   WO 98/46995

09/170,496                          10/13/98                  WO 00/22129

09/364,425                          7/30/99                   WO 00/06597



U.S. PATENT NO.                     FILING DATE               ISSUE DATE

5,462,856                           7/16/91                   10/31/95

5,601,992                           9/9/94                    2/11/97

6,051,386                           6/7/95                    4/18/00



EP PATENT NO.                       FILING DATE               ISSUE DATE

0539518                             7/17/91                   3/21/01




                                      A-4
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                                                                    CONFIDENTIAL





                                   APPENDIX B2
                                ICI PATENT RIGHTS

                                    ATTACHED

















                                      A-5
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL


CASE #                 FILE DATE          PATENT NUMBER*
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
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[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
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[*******]        [*****************]           [***************]
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[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]



                                      A-6
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL



[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
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[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]



                                      A-7
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL


[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]
[*******]        [*****************]           [***************]


* Priority filing with equivalents in other countries




                                      A-8
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL





                                   APPENDIX C
                     ICI LIBRARY INGREDIENTS IN DEVELOPMENT
                            AS OF THE EFFECTIVE DATE

                                    ATTACHED

































                                      A-9
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL



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                                      A-10
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

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                                      A-11
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

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                                      A-12
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

                                                                    CONFIDENTIAL


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                                      A-13
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL




                                   APPENDIX D
                                 ICI INGREDIENTS

                                    ATTACHED



























                                      A-14
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL



           [*********************************************************]
































                                      A-15
                                  CONFIDENTIAL

                                                                    CONFIDENTIAL




o   [******************************************]
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o   [*************************************************************
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o   [**********************************************************************]
o   [******************************************]****************************
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o   [***********************************************************************
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               The terms on this page shall have the same meanings
                         as they have in the Agreement.






















                                      A-16
                                  CONFIDENTIAL